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                              ATALANTA/SOSNOFF FUND

                           ATALANTA/SOSNOFF FOCUS FUND

                           ATALANTA/SOSNOFF VALUE FUND

                         ATALANTA/SOSNOFF BALANCED FUND

                                   Prospectus
                                 October 1, 1999
                             (Revised June 30, 2000)

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                                      PROSPECTUS
                                                                 October 1, 1999
                                                         (Revised June 30, 2000)

                        ATALANTA/SOSNOFF INVESTMENT TRUST
                                 101 PARK AVENUE
                            NEW YORK, NEW YORK 10178
                                  (877)767-6633
-------------------------------------------------------------------------------

The Atalanta/Sosnoff Investment Trust currently offers four separate series of shares to investors: the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund, the Atalanta/Sosnoff Value Fund and the Atalanta/Sosnoff Balanced Fund (individually a "Fund" and collectively the "Funds").

                              ATALANTA/SOSNOFF FUND

                           ATALANTA/SOSNOFF FOCUS FUND

                           ATALANTA/SOSNOFF VALUE FUND

                         ATALANTA/SOSNOFF BALANCED FUND

This Prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

RISK/RETURN SUMMARY............................................................2
EXPENSE INFORMATION............................................................4
PRINCIPAL INVESTMENT STRATEGIES................................................5
HOW TO PURCHASE SHARES.........................................................8
HOW TO REDEEM SHARES..........................................................10
SHAREHOLDER SERVICES..........................................................11
EXCHANGE PRIVILEGE............................................................12
DIVIDENDS AND DISTRIBUTIONS...................................................13
TAXES.........................................................................13
SERVICE PLAN..................................................................14
OPERATION OF THE FUNDS........................................................14
CALCULATION OF SHARE PRICE....................................................15
FINANCIAL HIGHLIGHTS..........................................................17

RISK/RETURN SUMMARY
-------------------

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

The ATALANTA/SOSNOFF FUND seeks long-term capital appreciation, through equity investments in companies which the Adviser believes are entering into a period of accelerating earnings momentum.

The ATALANTA/SOSNOFF FOCUS FUND is a non-diversified fund that seeks long-term capital appreciation by concentrating its investments in a core position of 20-25 common stocks of companies which the Adviser believes are entering into a period of accelerating earnings momentum.

The  ATALANTA/SOSNOFF   VALUE  FUND  seeks  long-term  capital  appreciation  by
investing primarily in equity securities which the Adviser believes are fundamentally undervalued.

The ATALANTA/SOSNOFF BALANCED FUND seeks to preserve capital while producing long-term capital appreciation by investing in a blend of common stocks and fixed-income securities.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

The Atalanta/Sosnoff Fund and the Atalanta/Sosnoff Focus Fund are both growth funds that normally invest at least 65% of their total assets in the common stocks of U.S. large capitalization companies. The Adviser uses quantitative screening techniques, followed by fundamental analysis, to select stocks for the Funds. These stocks are then bought and sold based on the relationship of the stock's current price to its target price (what the Adviser thinks the stock is worth).

The Atalanta/Sosnoff Value Fund will normally invest at least 65% of its total assets in common stocks. The Adviser seeks to identify stocks priced below average in comparison to such factors as earnings and book value.

The Atalanta/Sosnoff Balanced Fund will normally invest 65% (maximum 75%) of its assets in common stocks (the "equity segment") and 35% of its total assets in cash, cash equivalents and fixed-income securities (the "fixed-income segment"). The Adviser allocates assets between the two segments by analyzing macroeconomic factors (i.e., inflation, Gross Domestic Product) and individual securities and attempts to anticipate interest of the Balanced Fund rate changes and monetary policy decisions. The equity segment is managed in a manner identical to the Atalanta/Sosnoff Fund, i.e., it employs a growth strategy that invests primarily in U.S. large capitalization companies. The fixed-income segment will consist of a mix of federal, agency and corporate securities, including U.S. Government obligations and corporate debt obligations (such as bonds and debentures) maturing in more than one year from the date of purchase and preferred stock of domestic issuers rated at the time of purchase in the four highest categories assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or

Baa) or Standard & Poor's Ratings Group (AAA, AA, A or BBB). In managing the fixed-income segment, the Adviser believes the most critical variable is the overall duration (the time it takes an investor to recoup his or her investment) of the segment.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

Common stocks and fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing depreciation when interest rates rise. Changes in market prices can occur at any time. Accordingly, there is no assurance that the Funds will achieve their investment objectives and there is a risk that you may lose money by investing in the Funds.

The Atalanta/Sosnoff Focus Fund is a non-diversified fund and therefore may invest more than 5% of its total assets in the securities of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

Because the Balanced Fund intends to allocate its assets among common stocks, cash, cash equivalents and fixed-income securities, it may not be able to achieve, at times, a total return as high as that of a portfolio with complete freedom to invest its assets entirely in any one type of security. The flow of funds between the equity and fixed-income segments of the Fund is an ongoing process which depends on the Adviser's ability to correctly anticipate the relative performance of common stocks, cash, cash equivalents and fixed-income securities. It should further be noted that, although the Fund intends to invest in fixed-income securities to reduce the price volatility of the Fund's shares, intermediate and long-term fixed-income securities do fluctuate in value more than short-term fixed-income securities. In addition, the Balanced Fund may invest in preferred stocks and bonds rated Baa or BBB which have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuers of these securities to pay principal or interest or to pay the preferred stock obligations than is the case with higher grade securities.

An  investment  in the Funds is not a deposit  of a bank and is not  insured  or
guaranteed  by  the  Federal   Deposit   Insurance   Corporation  or  any  other
governmental agency.

RISK/RETURN BAR CHART AND FEE TABLE

Pursuant to Securities and Exchange Commission rules, a bar chart showing the Funds' total returns is not permitted because the Funds have not completed a full calendar year of performance as of the date of this Prospectus.

EXPENSE INFORMATION
-------------------

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES (fees paid directly from your investment):

     Sales Load Imposed on Purchases                        None
     Sales Load Imposed on Reinvested Dividends             None
     Exchange Fee                                           None
     Redemption Fee                                         None*

* A wire redemption fee is charged by the Funds' Custodian in the case of redemptions made by wire. Such fee is subject to change. See "How to Redeem Shares."

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                     Atalanta/     Atalanta/     Atalanta/
                                       Atalanta/     Sosnoff       Sosnoff       Sosnoff
                                       Sosnoff       Focus         Value         Balanced
                                       Fund          Fund          Fund          Fund
                                       ----          ----          ----          ----
Management Fees . . . . . . .            .75%          .75%          .75%          .75%
Service (12b-1) Fees . . . . .           .25%          .25%          .25%          .25%
Other Expenses  . . . . .  . . .        1.45%          .50%(b)       .50%(b)       .50%(b)
                                       ------        ------        ------        ------
Total Annual Fund
 Operating Expenses . . . . . .         2.54%(a)      1.50%         1.50%         1.50%
                                       ======        ======        ======        ======
Fee Waiver and Expense
 Reimbursement . . . . . . . . .         .95%(a)
                                       ======
Net Expenses . . . . . . . . . . .      1.50%(a)
                                       ======

(a) The Adviser has contractually agreed to limit the Atalanta/Sosnoff Fund's total annual fund operating expenses to 1.50% through October 1, 2000.

(b) Other expenses are based on estimated amounts for the current fiscal year. Actual expenses may be greater or lesser than these shown.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the respective Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        Atalanta/     Atalanta/     Atalanta/
                          Atalanta/     Sosnoff       Sosnoff       Sosnoff
                          Sosnoff       Focus         Value         Balanced
                          Fund          Fund**        Fund**        Fund**
                          ----          ----          ----          ----
     1 Year               $  153        $  153        $  153        $  153
     3 Years                 764           474           474           474
     5 Years               1,306
     10 Years              2,786

** The Atalanta/Sosnoff Focus Fund, Atalanta/Sosnoff Value Fund and the Atalanta/Sosnoff Balanced Fund are classified as "New Funds" and must only include one and three year cost information.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

     The Atalanta/Sosnoff Investment Trust (the "Trust") has four Funds. Each Fund has its own portfolio and investment objective. Each Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

GROWTH FUNDS:
                              ATALANTA/SOSNOFF FUND
                         AND ATALANTA/SOSNOFF FOCUS FUND

The Adviser selects stocks for the two Growth Funds by using quantitative screening techniques and fundamental investment analysis. The Adviser first applies a quantitative screening strategy to a large capitalization universe of stocks by searching for companies which may have the following general characteristics, among others: market capitalization over $2 billion; earnings growth rate above market (the S&P 500 Index, industry averages) for at least 12 months; relative price-to-earnings ratio in the lower one-third of the company's historical range over the past

5 years; and earnings per share estimated by the Adviser to be above the consensus as reported in financial industry publications. Through its evaluation of these general criteria, the Adviser reduces the initial universe of stocks to a selected list of stocks which are then subjected to further fundamental research analysis. The Adviser may examine various factors including, but not limited to, the following:

     EARNINGS MOMENTUM - Which companies will experience an accelerating rate of growth during the next business period?

     GROWTH RATE P/E - What price-to-earnings ratio is being paid for the company's rate of growth and where does that place it relative to its peers in its industry and to the overall market?

     EARNINGS STABILITY - How consistently has the company been able to grow operating income over an economic period and how consistently has the company met earnings estimates?

     PRICE PERFORMANCE - Has the stock outperformed the market indices through the current stock market period?

     The Adviser may also cultivate a dialogue with the senior management of the companies it analyzes. Such a hands-on approach emphasizes direct contact whereby impressions gained by interviewing management are verified against the assessments of vendors, competitors and suppliers. The Adviser's conclusions are often quantified by the development of an earnings model which may be gauged against the investment community's expectations.

     The Adviser's fundamental approach is disciplined by two additional steps. First, the Adviser screens prospective purchases against valuation criteria such as historical and relative price-to-earnings ratios. Next, specific target prices (what the Adviser thinks the stock is worth) are established for each stock. The Adviser buys and sells stocks based upon the relationship of the stock's current price to its target price. For example, if a stock's target price is higher than its current price, the Adviser will consider buying the stock. Conversely, as a stock's current price approaches its target price, the Adviser will consider selling.

VALUE FUND:
                           ATALANTA/SOSNOFF VALUE FUND

     The Adviser's value philosophy seeks to identify stocks priced below-average in comparison to such factors as earnings and book value (shareholders' equity divided by shares outstanding). Value investing is predicated on the Adviser's ability to identify undervalued securities. The Adviser emphasizes stocks that have positive free cash flow, relatively low price-to-earnings ratios and low debt-to-equity ratios as compared to other companies in the same industry, to specific competitors and to the overall market. The dividend yield (annual dividend rate divided by current stock price) of these stocks tends to be higher.

     The Adviser will use a bottom-up approach (focusing on specific companies rather than the overall market level or industry sectors) in selecting securities. Before a security is purchased, the Adviser will analyze company reports and other public information to develop an opinion on the company's value. The Adviser's company selection process includes but is not limited to those companies that demonstrate strong cash flows, significant barriers to competition, and moderate or low requirements for capital reinvestment.

BALANCED FUND:
                         ATALANTA/SOSNOFF BALANCED FUND

     The Balanced Fund's blend of common stocks (the "equity segment") and cash, cash equivalents and fixed-income securities (the "fixed-income segment") is determined by systematically integrating a macroeconomic outlook (which involves a review of domestic factors such as Gross Domestic Product momentum, interest rates, inflation and corporate earnings, and a review of international factors such as geopolitical events, currency parities and other variables) with individual security analysis. In addition, the Adviser will make asset allocation decisions in anticipation of interest rate changes and monetary policy decisions. The Fund will normally invest 65% (maximum 75%) of its total assets in common stocks and 35% of its total assets in cash, cash equivalents and fixed-income securities.

     The equity segment of the Fund will consist primarily of the common stocks of larger, more established companies which the Adviser believes are entering into a period of accelerating earnings momentum. The Adviser uses quantitative screening techniques, followed by fundamental research analysis, to select the stocks. In effect, the equity segment's security selection process is identical to that used by the Atalanta/Sosnoff Fund.

     The fixed-income segment of the Fund will consist of a mix of federal, agency and corporate securities, including U.S. Government obligations and corporate debt obligations (such as bonds and debentures) maturing in more than one year from the date of purchase and preferred stock of domestic issuers rated at the time of purchase in the four highest categories assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group (AAA, AA, A or BBB) or, if unrated, which are determined by the Adviser to be of comparable quality.

     The Adviser's analysis of currencies, inflation rates, Federal Reserve policy, Gross Domestic Product momentum, interest rates and geopolitical events is coupled with fundamental bottom-up security research in selecting securities for the fixed-income segment. The Adviser believes the most critical variable in managing the fixed-income segment is the overall duration (the time it takes an investor to recoup his or her investment) of the segment. Thus, the Adviser will actively manage the duration and maturity of the Fund's fixed-income segment and will seek to enhance returns from interest rate anticipation, sector allocations and individual security analysis. For example, if the Adviser anticipates a decline in interest rates it will generally extend the segment's duration. Conversely, if the Adviser anticipates an increase in interest rates will generally reduce its duration, depending on the Adviser's analysis. In addition, the Adviser monitors yield disparities among different asset classes and sectors and will invest the portfolio accordingly. This determination is a function of the Adviser's assessment of the securities' credit worthiness and historical yield. For example, if in the opinion of the Adviser, the disparity between the yield of corporate and federal and agency securities is historically large (i.e., corporate is higher), then corporate securities might be more attractive; if the disparity is smaller, federal and agency securities might be more attractive because of their reduced risk as compared to corporate securities.

INVESTMENT STRATEGIES APPLICABLE TO EACH FUND
---------------------------------------------

     TEMPORARY DEFENSIVE POSITION. When the Adviser believes substantial price risks exist for common stocks, each Fund may temporarily hold for defensive purposes all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, shares of money market investment companies, U.S. Government obligations having a maturity of less than one year or repurchase agreements. When the Adviser takes a temporary defensive position, the applicable Fund may not achieve its investment objective.

     PORTFOLIO TURNOVER. Each Fund does not intend to use short-term trading as a primary means of achieving its investment objective. The Adviser expects the Atalanta/Sosnoff Focus Fund and the Atalanta/Sosnoff Balanced Fund to maintain lower portfolio turnover than the Atalanta/Sosnoff Fund and the Atalanta/Sosnoff Value Fund. However, a Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. Although the annual portfolio turnover rate of each Fund cannot be accurately predicted, it is not expected to exceed 150%, but may be either higher or lower. A 100% turnover rate would occur, for example, if all the securities of a Fund were replaced once in a one-year period. High turnover involves correspondingly greater commission expenses and transaction costs. High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes.

HOW TO PURCHASE SHARES
----------------------

     Your initial investment in the Funds ordinarily must be at least $5,000 ($2,000 for tax-deferred retirement plans). The Funds may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment. Shares of the Funds are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Trust's transfer agent, Integrated Fund Services, Inc. (the "Transfer Agent"), by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Transfer Agent by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent, by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day. If you establish your account through a brokerage firm, you will need to contact your broker to receive account information. The Transfer Agent will not have access to your individual account information.

     INITIAL INVESTMENT BY MAIL. You may open an account and make an initial investment in the Funds by sending a check and a completed account application form to Integrated Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the appropriate Fund. An account application is included in this Prospectus. Please mark the appropriate box indicating the Fund or Funds you are purchasing.

     The Trust mails you confirmations of all purchases or redemptions of the Funds' shares. Certificates representing shares are not issued. The Trust and the Distributor reserve the right to limit the amount of investments and to refuse to sell to any person.

     Investors should be aware that the Funds' account application contains provisions in favor of the Trust, the Transfer Agent, the Distributor and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

     If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

     INITIAL INVESTMENT BY WIRE. You may also purchase shares of the Funds by wire. Please telephone the Transfer Agent (Nationwide call toll-free 1-877-SOSNOFF (1-877-767-6633)) for instructions. You should be prepared to provide a completed, signed account application to the Transfer Agent by mail or facsimile.

     Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Trust reserves the right to charge shareholders for this service upon 30 days' prior notice to shareholders.

     ADDITIONAL INVESTMENTS. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to Integrated Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the applicable Fund. Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 101 Park Avenue, New York, New York 10178. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such a requirement.

HOW TO REDEEM SHARES
--------------------

     BY MAIL. You may redeem shares of the Funds on each day that the Trust is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

     BY WIRE. Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. There is currently a $9 charge by the Custodian for processing wire redemptions. The Transfer Agent reserves the right, upon 30 days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

     THROUGH BROKER-DEALERS. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds. If your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization your shares will be redeemed. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

     ADDITIONAL INFORMATION. You will receive the net asset value per share next determined after receipt by the Transfer Agent of your redemption request in the form described above. Payment is normally made within 3 business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to 15 days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by certified check or wire.

     At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $5,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Fund may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

     The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than 3 business days under unusual circumstances as determined by the Securities and Exchange Commission. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Trust may make payment for shares redeemed in portfolio securities of the Fund taken at current value.

SHAREHOLDER SERVICES
--------------------

     Contact  the  Transfer  Agent  (Nationwide  call  toll-free   1-877-SOSNOFF
(1-877-767-6633)) for additional information about the shareholder services described below.

     Automatic Withdrawal Plan
     -------------------------

     If the shares in your account have a value of at least $25,000, you may elect to receive, or may designate another person to receive, monthly, quarterly or annual payments in a specified amount of not less than $100 each. There is no charge for this service.

     Tax-Deferred Retirement Plans
     -----------------------------

     Shares of the Funds are available for purchase in connection with the following tax-deferred retirement plans:

     --   Keogh Plans for self-employed individuals.
     -- Individual retirement account (IRA) plans for individuals and their non-employed spouses, including Roth IRAs and Education IRAs.
     -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision.
     -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code.

     Direct Deposit Plans
     --------------------

     Shares of the Funds may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Funds.

     Automatic Investment Plan
     -------------------------

     You may make automatic monthly investments in the Funds from your bank, savings and loan or other depository institution account on either the 15th or the last business day of the month or both. The minimum initial and subsequent investments must be $100 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Funds.

EXCHANGE PRIVILEGE
------------------

     Shares of the Funds may be exchanged for each other at net asset value. You may exchange shares by written request or by telephone. You must sign your written request exactly as your name appears on our account records. If you are unable to exchange shares by telephone due to such circumstances as unusually heavy market activity, you can exchange shares by mail or in person. Your exchange will be processed at the next determined net asset value after the Transfer Agent receives your request.

     You may only exchange shares into a Fund which is authorized for sale in your state of residence and you must meet that Fund's minimum initial investment requirements. The Board of Trustees may change or discontinue the exchange privilege after giving shareholders 60 days' prior notice. Any gain or loss on an exchange of shares is a taxable event.

     The Trust and the Transfer Agent will consider all written and verbal instructions as authentic and will not be responsible for the processing of exchange instructions received by telephone which are reasonably believed to be genuine or the delivery or transmittal of the redemption proceeds by wire. The affected shareholders will bear the risk of any such loss. The privilege of exchanging shares by telephone is automatically available to all shareholders. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

DIVIDENDS AND DISTRIBUTIONS
---------------------------

     The Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund and the Atalanta/Sosnoff Value Fund each expects to distribute substantially all of its net investment income, if any, on an annual basis. The Atalanta/Sosnoff Balanced Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. Each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

     Distributions are paid according to one of the following options:

     Share Option -   income   distributions  and  capital  gains  distributions
                      reinvested in additional shares.

     Income Option -  income   distributions   and   short-term   capital  gains
                      distributions  paid  in  cash;   long-term  capital  gains
                      distributions reinvested in additional shares.

     Cash Option -    income  distributions and capital gains distributions paid in cash.

     You should indicate your choice of option on your application. If no option is specified on your application or you have established your account through a brokerage firm, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

     If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for 6 months, your dividends may be reinvested in your account at the then current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
-----

     The Atalanta/Sosnoff Fund has qualified and each Fund intends to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. Each Fund intends to distribute substantially all of its net investment income and any realized capital gains to its shareholders. Distributions of net investment income and from net realized short-term capital gains, if any, are taxable to investors as ordinary income. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by a Fund are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Dividends distributed by the Funds from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

     Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or loss. The maximum capital gains rate for individuals is 20% with respect to assets held for more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income.

     The Funds will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions. You should consult your tax advisors about the tax effect of distributions and withdrawals from the Funds and the use of the Automatic Withdrawal Plan and Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

SERVICE PLAN
------------

     Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a service plan (the "Plan") under which each Fund is required to compensate the Distributor for its services to the Fund. The Distributor is responsible for the payment of any expenses related to the distribution or promotion of Fund shares, including payments to securities dealers and others who are engaged in activities related to the servicing of shareholder accounts such as maintaining personnel who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the servicing of Fund shareholders or the distribution of Fund shares.

     The annual limitation for payments to the Distributor pursuant to the Plan is .25% of each Fund's average daily net assets. In the event the Plan is terminated by a Fund in accordance with its terms, that Fund will not be required to make any payments to the Distributor after the date the Plan terminates. Because these fees are paid pursuant to the Plans and are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

OPERATION OF THE FUNDS
----------------------

     Each  Fund  is a  series  of the  Atalanta/Sosnoff  Investment  Trust  (the
"Trust"), an open-end management investment company organized as an Ohio business trust. The Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Value Fund and the Atalanta/Sosnoff Balanced Fund are diversified series of the Trust. The Atalanta/Sosnoff Focus Fund is a non-diversified series of the Trust. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

     The Trust retains Atalanta/Sosnoff Capital Corporation (Delaware), 101 Park Avenue, New York, New York 10178 (the "Adviser"), to manage the Funds' investments. The Adviser is a registered investment adviser that has been advising individual, institutional and corporate clients since 1982.

     Each Fund pays the Adviser a fee, payable monthly, at the annual rate of .75% of the average value of its daily net assets. The Adviser has contractually agreed to waive its fees and reimburse Fund expenses to the extent necessary to maintain the Atalanta/Sosnoff Fund's total annual fund operating expense ratio at 1.50% through October 1, 2000.

     Atalanta/Sosnoff Management Corporation, 101 Park Avenue, New York, New York (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as principal underwriter for the Trust and, as such, is the exclusive agent for distribution of the Funds' shares.

     Martin T. Sosnoff, C.F.A., Chairman of the Board of the Adviser and the Distributor, is primarily responsible for the day-to-day management of each Fund. Mr. Sosnoff founded the Adviser in 1981. He has authored two books on the money management business, Humble on Wall Street (1975) and Silent Investor, Silent Loser (1986), and currently writes a column for Forbes magazine. Mr. Sosnoff chairs an investment committee of three senior executives of the Adviser in managing each Fund's portfolio. Craig B. Steinberg is President and a Director of the Adviser and has been employed by the Adviser since 1985. Paul P. Tanico is Executive Vice President of the Adviser and has been employed by the Adviser since 1997.

CALCULATION OF SHARE PRICE
--------------------------

     On each day that the Trust is open for business, the share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business. The net asset value per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of a Fund's shares is effected is based on the next calculation of net asset value after the order is placed.

     U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Other portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of a Fund will fluctuate with the value of the securities it holds.

FINANCIAL HIGHLIGHTS
--------------------

The  financial   highlights  table  is  intended  to  help  you  understand  the
Atalanta/Sosnoff Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request. Information is not provided for the Atalanta/Sosnoff Focus Fund, the Atalanta/Sosnoff Value Fund or the Atalanta/Sosnoff Balanced Fund because the public offering of the shares of these Funds was commenced on July 1, 1999 and those Funds have not had a sufficient performance period as of the date of this Prospectus.

FOR THE PERIOD ENDED MAY 31, 1999(A)
================================================================================
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

Net asset value at beginning of period .........................    $    10.00
                                                                    ----------

Income from investment operations:
   Net investment loss .........................................         (0.05)
   Net realized and unrealized gains on investments ............          2.39
                                                                    ----------
Total from investment operations ...............................          2.34
                                                                    ----------

Net asset value at end of period ...............................    $    12.34
                                                                    ==========

Total return(b) ................................................        23.40%
                                                                    ==========

RATIOS AND SUPPLEMENTAL DATA:

 Net assets at end of period (000's) ...........................    $   13,480
                                                                    ==========

Ratio of net expenses to average net assets(c)(d) ..............         1.50%

Ratio of net investment loss to average net assets(d) ..........        (0.60%)

Portfolio turnover rate(d) .....................................          124%

(a) Represents the period from the initial public offering of shares (June 17, 1998) through May 31, 1999.

(b)  Not annualized.

(c) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.54%(d) for the period ended May 31, 1999.

(d)  Annualized.

ATALANTA/SOSNOFF INVESTMENT TRUST
101 Park Avenue
New York, New York 10178

BOARD OF TRUSTEES
Howard A. Drucker
Anthony G. Miller
Toni E. Sosnoff
Irving L. Straus
Aida L. Wilder

INVESTMENT ADVISER
ATALANTA/SOSNOFF CAPITAL CORPORATION (DELAWARE)
101 Park Avenue
New York, New York 10178
212-867-5000

INDEPENDENT AUDITORS
ARTHUR ANDERSEN LLP
425 Walnut Street
Cincinnati, Ohio 45202

LEGAL COUNSEL
WILLKIE FARR & GALLAGHER
787 Seventh Avenue
New York, New York 10019-6099

DISTRIBUTOR
ATALANTA/SOSNOFF MANAGEMENT CORPORATION
101 Park Avenue
New York, New York 10178

TRANSFER AGENT
INTEGRATED FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

Shareholder Services
Nationwide: (Toll-Free 1-877-SOSNOFF (1-877-767-6633))

Additional information about the Funds is included in the Statement of Additional Information ("SAI") and which is incorporated by reference in its entirety. Additional information about the Atalanta/Sosnoff Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Atalanta/Sosnoff Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call 1-800-320-2217 (Nationwide) or 629-2070 (in Cincinnati).

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

File No. 811-8669